UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 2004

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1111 E. Warrenville Road
Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED BYLAWS
DESCRIPTION OF EMPLOYMENT AGREEMENTS
DESCRIPTION OF STOCKHOLDERS' AGREEMENT
DESCRIPTION OF REGISTRATION RIGHTS AGREEMENT
DESCRIPTION OF INCENTIVE COMPENSATION PLAN
DESCRIPTION OF AMENDED AND RESTATED CERTIFICATION OF INCORPORATION

Item 1.01. Entry into a Material Definitive Agreement.

          On October 26, 2004, Calamos Asset Management, Inc. (the “Company”) entered into an employment agreement with each of (1) John P. Calamos, the Company’s Chairman, Chief Executive Officer and Co-Chief Investment Officer, (2) Nick P. Calamos, the Company’s Senior Executive Vice President and Co-Chief Investment Officer, (3) Patrick H. Dudasik, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and (4) James S. Hamman, Jr., the Company’s Executive Vice President, General Counsel and Secretary (collectively, the “Employment Agreements”). On October 28, 2004, the Company entered into (1) a Stockholders’ Agreement among John P. Calamos, Nick P. Calamos and John P. Calamos, Jr., certain trusts controlled by them, Calamos Family Partners, Inc. and the Company (the “Stockholders’ Agreement”), and (2) a Registration Rights Agreement among Calamos Family Partners, Inc., John P. Calamos and the Company (the “Registration Rights Agreement”). In addition, on October 26, 2004 the board of directors of the Company adopted the Company’s Incentive Compensation Plan (the “Plan”) and on October 28, 2004, the Company entered into option and restricted stock unit agreements (the “Equity Agreements” and, together with the Employment Agreements, the Plan and the October 28 Agreements, the “Agreements”) with each of the following executive officers:

			Number of
	Number of	Number of	Restricted Stock Units
Name	Options	Restricted Stock Units	(EAU Plan Termination)

John P. Calamos, Sr.	177,273	59,091	0
Nick P. Calamos	113,636	37,879	0
Patrick H. Dudasik	63,636	21,212	110,525
James S. Hamman, Jr.	58,182	19,394	152,580

          The options have an exercise price of $18.00 and expire on October 28, 2014. The options and the restricted stock units vest in three equal installments on each of October 28, 2008, 2009 and 2010. The restricted stock units granted in connection with the termination of the Company’s EAU plan vest in five equal installments on each of January 1, 2006, 2007, 2008, 2009 and 2010.

          Calamos Family Partners, Inc. owns all outstanding shares of the Company’s Class B common stock. John P. Calamos, through his control of Calamos Family Partners, Inc., beneficially owns all outstanding shares of the Company’s Class B common stock and, therefore, has approximately 97.5% of the combined voting power of all outstanding shares of the Company’s common stock.

          Each of the Agreements was executed or adopted, as the case may be, on terms and conditions substantially as described in the Company’s Registration Statement on Form S-1 (Registration No. 333-117847) (the “Registration Statement”). The description of the Employment Agreements, which appears in the Registration Statement under the headings “Management — Employment Related Arrangements” and “Management — Governance Documents — Non-Competition Agreements,” is incorporated herein by reference and a copy of such description is included herewith as Exhibit 99.1. The description of the Stockholders’ Agreement, which appears in the Registration Statement under the heading “Management — Governance Documents — Stockholders’ Agreement,” is incorporated herein by reference and a copy of such description is included herewith as Exhibit 99.2. The description of the Registration Rights Agreement, which appears in the Registration Statement under the heading “Certain Relationships and Related Party Transactions — Registration Rights Agreements Agreement,” is incorporated herein by reference and a copy of such description is included herewith as Exhibits 99.3. The description of the Plan and the initial grant of options and restricted stock units, which appears in the Registration Statement under the heading “Management — Employee Benefit Plans - Calamos Asset Management, Inc. Incentive Compensation Plan,” is incorporated herein by reference and a copy of such description is included herewith as Exhibit 99.4.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On October 27, 2004, the Company filed its Amended and Restated Certificate of Incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware. On October 28, 2004, the board of directors of the Company adopted the Company’s Amended and Restated Bylaws (the “Amended Bylaws”). The description of the Amended Certificate and the Amended Bylaws, which appears in the Registration Statement under the headings “Management - Governance Documents” and “Description of Capital Stock,” is incorporated herein by reference and a copy of such description is included herewith as Exhibit 99.5. In addition, the Amended Certificate and the Amended Bylaws are included herewith as Exhibits 3.1 and 3.2, respectively.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

99.1	Description of Employment Agreements.

99.2	Description of Stockholders’ Agreement among John P. Calamos, Nick P. Calamos and John P. Calamos, Jr., certain trusts controlled by them, Calamos Family Partners, Inc. and the Company.

99.3	Description of Registration Rights Agreement among Calamos Family Partners, Inc., John P. Calamos and the Company.

99.4	Description of Calamos Asset Management, Inc. Incentive Compensation Plan.

99.5	Description of Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: November 2, 2004	By:	/s/ James S. Hamman, Jr.
James S. Hamman, Jr.
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

99.1	Description of Employment Agreements.

99.2	Description of Stockholders’ Agreement among John P. Calamos, Nick P. Calamos and John P. Calamos, Jr., certain trusts controlled by them, Calamos Family Partners, Inc. and the Company.

99.3	Description of Registration Rights Agreement among Calamos Family Partners, Inc., John P. Calamos and the Company.

99.4	Description of Calamos Asset Management, Inc. Incentive Compensation Plan.

99.5	Description of Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company.